Fidelity National Information Services, Inc.

Supplemental Financial Schedules

May 3, 2016

Exhibit 99.2

SunGard Acquisition

On August 12, 2015, FIS and certain of its wholly owned subsidiaries entered into an Agreement and Plan of Merger (the "Merger Agreement") with SunGard and SunGard Capital Corp. II (collectively “SunGard”) pursuant to which, through a series of mergers, FIS acquired SunGard (collectively the "Acquisition" or the "SunGard acquisition"). FIS completed the Acquisition on November 30, 2015, and SunGard's results of operations and financial position have been included in the consolidated results of FIS from and after the date of acquisition.

Supplemental Financial Data

Due to the financial impact of the transactions described above, FIS management desires to furnish investors with the additional information set forth herein to improve the understanding of the Company’s operating performance. The purpose of the schedules included in this Exhibit 99.2 is to recalculate certain non-GAAP measures of the Company’s financial performance (specifically, adjusted revenues, adjusted operating income and adjusted EBITDA) taking into account the Acquisition, for each of the quarters in 2014 and 2015 and for the full years 2014 and 2015. These schedules have been prepared by (i) adding the adjusted historical revenues of SunGard to the adjusted revenues of the Company, (ii) adding the adjusted historical operating income of SunGard to adjusted operating income of the Company and (iii) for purposes of adjusted EBITDA, adding depreciation and amortization expense back to the adjusted combined operating income. The content of these schedules is as follows:

•	Exhibit A shows the totals of these adjusted combined amounts on a total company basis, including the totals of the components of expense that reduce adjusted operating income;

•
Exhibit B shows the totals of these adjusted combined amounts by segment (based on the Company’s segments effective for the three months ended March 31, 2016), and breaks out the non-GAAP adjustments applicable to the Company; and

•	Exhibit C reconciles the non-GAAP amounts for SunGard to its reported GAAP amounts.

The unaudited adjusted combined financial information is presented for illustrative purposes only and does not reflect the financial results of the combined companies had the companies actually been combined at the beginning of 2014, nor the impact of possible business model changes. The unaudited adjusted combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors.
Although this Exhibit 99.2 contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company believes that it provides information that may be useful in understanding its results of operations, including a reasonable basis of comparison with its results for post-Acquisition periods. FIS’ management uses these non-GAAP measures in part to assess the Company’s performance. Therefore, management believes these non-GAAP measures to be relevant and useful information for investors. These non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP. In addition, the Company’s non-GAAP measures may be calculated differently from similarly titled measures of other companies.
Exhibit Index

Exhibit A	Supplemental Non-GAAP Adjusted Combined Operating Data (Unaudited)

Exhibit B	Adjusted Combined Consolidated and Reporting Segments — (Unaudited)

Exhibit C	GAAP to Non-GAAP Adjusted Combined Operating Income (Unaudited)

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Supplemental Non-GAAP Adjusted Combined Operating Data (Unaudited)
(in millions)

Exhibit A

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2015	2015	2015	2015	2015
Processing and services revenue, as adjusted	$2,221	$2,269	$2,275	$2,368	$9,133
Expenses, as adjusted:
Cost of revenues	1,406	1,419	1,367	1,399	5,591
Selling, general and administrative expenses	365	372	338	378	1,453
Total expenses, as adjusted	1,771	1,791	1,705	1,777	7,044
Operating income, as adjusted	$450	$478	$570	$591	$2,089

Operating margin, as adjusted	20.3%	21.1%	25.1%	25.0%	22.9%

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2014	2014	2014	2014	2014
Processing and services revenue, as adjusted	$2,178	$2,266	$2,289	$2,475	$9,208
Expenses, as adjusted:
Cost of revenues	1,402	1,451	1,414	1,460	5,727
Selling, general and administrative expenses	353	357	362	379	1,451
Total expenses, as adjusted	1,755	1,808	1,776	1,839	7,178
Operating income, as adjusted	$423	$458	$513	$636	$2,030

Operating margin, as adjusted	19.4%	20.2%	22.4%	25.7%	22.0%

See Exhibit C for reconciliation of adjusted amounts to reported amounts.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B

	Three months ended March 31, 2015
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$928	$512	$115	$1,555
Historical SunGard revenue, as adjusted (4)	132	475	59	666
Adjusted combined revenue from continuing operations	$1,060	$987	$174	$2,221

Operating income (loss), as reported	$319	$46	$(150)	$215
Historical SunGard operating income, as adjusted (4)	40	119	(31)	128
FIS non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	12	12
Global restructure (2)	—	—	45	45
Purchase accounting amortization (3)	—	—	50	50
Adjusted combined operating income (loss)	359	165	(74)	450
FIS depreciation and amortization from continuing operations	52	35	16	103
Historical SunGard depreciation and amortization from continuing operations, as adjusted (4)	6	24	6	36
Adjusted combined EBITDA	$417	$224	$(52)	$589

Non-GAAP combined operating margin	33.9%	16.7%	N/M	20.3%

Adjusted combined EBITDA margin	39.3%	22.7%	N/M	26.5%

	Three months ended June 30, 2015
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$931	$555	$101	$1,587
Historical SunGard revenue, as adjusted (4)	138	483	61	682
Adjusted combined revenue from continuing operations	$1,069	$1,038	$162	$2,269

Operating income (loss), as reported	$313	$82	$(108)	$287
Historical SunGard operating income, as adjusted (4)	38	123	(31)	130
FIS non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	11	11
Purchase accounting amortization (3)	—	—	50	50
Adjusted combined operating income (loss)	351	205	(78)	478
FIS depreciation and amortization from continuing operations	56	35	14	105
Historical SunGard depreciation and amortization from continuing operations, as adjusted (4)	6	23	5	34
Adjusted combined EBITDA	$413	$263	$(59)	$617

Non-GAAP combined operating margin	32.8%	19.7%	N/M	21.1%

Adjusted combined EBITDA margin	38.6%	25.3%	N/M	27.2%

(1)	See note (2) to Exhibit C.

(2)	See note (3) to Exhibit C.

(3)	See note (6) to Exhibit C.

(4)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B (continued)

	Three months ended September 30, 2015
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$944	$539	$96	$1,579
Historical SunGard revenue, as adjusted (4)	138	497	61	696
Adjusted combined revenue from continuing operations	$1,082	$1,036	$157	$2,275

Operating income (loss), as reported	$346	$107	$(115)	$338
Historical SunGard operating income, as adjusted (4)	42	137	(33)	146
FIS non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	36	36
Purchase accounting amortization (2)	—	—	50	50
Adjusted combined operating income (loss)	388	244	(62)	570
FIS depreciation and amortization from continuing operations	58	34	13	105
Historical SunGard depreciation and amortization from continuing operations, as adjusted (4)	7	25	5	37
Adjusted combined EBITDA	$453	$303	$(44)	$712

Non-GAAP combined operating margin	35.9%	23.6%	N/M	25.1%

Adjusted combined EBITDA margin	41.9%	29.2%	N/M	31.3%

	Three months ended December 31, 2015
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$1,043	$754	$78	$1,875
Historical SunGard revenue, as adjusted (4)	88	325	32	445
FIS non-GAAP adjustments:
Acquisition deferred revenue adjustment (3)	—	—	$48	48
Adjusted combined revenue from continuing operations	$1,131	$1,079	$158	$2,368

Operating income (loss), as reported	$364	$172	$(277)	$259
Historical SunGard operating income, as adjusted (4)	26	82	(24)	84
FIS non-GAAP adjustments:
Acquisition deferred revenue adjustment (3)	—	—	48	48
Acquisition, integration and severance costs (1)	—	—	112	112
Purchase accounting amortization (2)	—	—	88	88
Adjusted combined operating income (loss)	390	254	(53)	591
FIS depreciation and amortization from continuing operations	60	42	16	118
Historical SunGard depreciation and amortization from continuing operations, as adjusted (4)	5	17	3	25
Adjusted combined EBITDA	$455	$313	$(34)	$734

Non-GAAP combined operating margin	34.5%	23.5%	N/M	25.0%

Adjusted combined EBITDA margin	40.2%	29.0%	N/M	31.0%

(1)	See note (2) to Exhibit C.

(2)	See note (6) to Exhibit C.

(3)	See note (1) to Exhibit C.

(4)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B (continued)

	Year ended December 31, 2015
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$3,846	$2,360	$390	$6,596
Historical SunGard revenue, as adjusted (5)	496	1,780	213	2,489
FIS non-GAAP adjustments:
Acquisition deferred revenue adjustment (3)	$—	$—	$48	48
Adjusted combined revenue from continuing operations	$4,342	$4,140	$651	$9,133

Operating income (loss), as reported	$1,342	$407	$(650)	$1,099
Historical SunGard operating income, as adjusted (5)	146	461	(119)	488
FIS non-GAAP adjustments:
Acquisition deferred revenue adjustment (1)	—	—	48	48
Acquisition, integration and severance costs (2)	—	—	171	171
Global restructure (3)	—	—	45	45
Purchase accounting amortization (4)	—	—	238	238
Adjusted combined operating income (loss)	1,488	868	(267)	2,089
FIS depreciation and amortization from continuing operations	226	146	59	431
Historical SunGard depreciation and amortization from continuing operations, as adjusted (5)	24	89	19	132
Adjusted combined EBITDA	$1,738	$1,103	$(189)	$2,652

Non-GAAP combined operating margin	34.3%	21.0%	N/M	22.9%

Adjusted combined EBITDA margin	40.0%	26.6%	N/M	29.0%

(1)	See note (1) to Exhibit C.

(2)	See note (2) to Exhibit C.

(3)	See note (3) to Exhibit C.

(4)	See note (6) to Exhibit C.

(5)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B (continued)

	Three months ended March 31, 2014
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$898	$496	$126	$1,520
Historical SunGard revenue, as adjusted (3)	126	465	58	649
FIS non-GAAP adjustments:
Contract settlement (1)	9	—	—	9
Adjusted combined revenue from continuing operations	$1,033	$961	$184	$2,178

Operating income (loss), as reported	$310	$58	$(82)	$286
Historical SunGard operating income, as adjusted (3)	28	91	(46)	73
FIS non-GAAP adjustments:
Contract settlement (1)	9	—	—	9
Purchase accounting amortization (2)	—	—	55	55
Adjusted combined operating income (loss)	347	149	(73)	423
FIS depreciation and amortization from continuing operations	51	32	15	98
Historical SunGard depreciation and amortization from continuing operations, as adjusted (3)	$8	$33	$10	51
Adjusted combined EBITDA	$406	$214	$(48)	$572

Non-GAAP combined operating margin	33.6%	15.5%	N/M	19.4%

Adjusted combined EBITDA margin	39.3%	22.3%	N/M	26.3%

	Three months ended June 30, 2014
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$928	$543	$128	$1,599
Historical SunGard revenue, as adjusted (3)	134	472	61	667
Adjusted combined revenue from continuing operations	$1,062	$1,015	$189	$2,266

Operating income (loss), as reported	$316	$77	$(83)	$310
Historical SunGard operating income, as adjusted (3)	31	98	(35)	94
FIS non-GAAP adjustments:
Purchase accounting amortization (2)	—	—	54	54
Adjusted combined operating income (loss)	347	175	(64)	458
FIS depreciation and amortization from continuing operations	53	34	15	102
Historical SunGard depreciation and amortization from continuing operations, as adjusted (3)	$8	$35	$10	53
Adjusted combined EBITDA	$408	$244	$(39)	$613

Non-GAAP combined operating margin	32.7%	17.2%	N/M	20.2%

Adjusted combined EBITDA margin	38.4%	24.0%	N/M	27.1%

(1)	See note (4) to Exhibit C.

(2)	See note (6) to Exhibit C.

(3)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B (continued)

	Three months ended September 30, 2014
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$911	$555	$139	$1,605
Historical SunGard revenue, as adjusted (3)	132	492	60	684
Adjusted combined revenue from continuing operations	$1,043	$1,047	$199	$2,289

Operating income (loss), as reported	$311	$93	$(80)	$324
Historical SunGard operating income, as adjusted (3)	30	132	(34)	128
FIS non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	7	7
Purchase accounting amortization (2)	—	—	54	54
Adjusted combined operating income (loss)	341	225	(53)	513
FIS depreciation and amortization from continuing operations	54	33	16	103
Historical SunGard depreciation and amortization from continuing operations, as adjusted (3)	$7	$28	$8	43
Adjusted combined EBITDA	$402	$286	$(29)	$659

Non-GAAP combined operating margin	32.7%	21.5%	N/M	22.4%

Adjusted combined EBITDA margin	38.5%	27.3%	N/M	28.8%

	Three months ended December 31, 2014
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$942	$604	$143	$1,689
Historical SunGard revenue, as adjusted (3)	143	583	60	786
Adjusted combined revenue from continuing operations	$1,085	$1,187	$203	$2,475

Operating income (loss), as reported	$323	$121	$(93)	$351
Historical SunGard operating income, as adjusted (3)	44	208	(33)	219
FIS non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	14	14
Purchase accounting amortization (2)	—	—	52	52
Adjusted combined operating income (loss)	367	329	(60)	636
FIS depreciation and amortization from continuing operations	56	34	18	108
Historical SunGard depreciation and amortization from continuing operations, as adjusted (3)	$6	$24	$6	36
Adjusted combined EBITDA	$429	$387	$(36)	$780

Non-GAAP combined operating margin	33.8%	27.7%	N/M	25.7%

Adjusted combined EBITDA margin	39.5%	32.6%	N/M	31.5%

(1)	See note (2) to Exhibit C.

(2)	See note (6) to Exhibit C.

(3)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Adjusted Combined Consolidated and Reporting Segments (Unaudited)
(in millions)

Exhibit B (continued)

	Year ended December 31, 2014
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	$3,679	$2,198	$536	$6,413
Historical SunGard revenue, as adjusted (4)	535	2,012	239	2,786
FIS non-GAAP adjustments:
Contract settlement (1)	$9	$—	$—	9
Adjusted combined revenue from continuing operations	$4,223	$4,210	$775	$9,208

Operating income (loss), as reported	$1,260	$349	$(338)	$1,271
Historical SunGard operating income, as adjusted (4)	133	529	(148)	514
FIS non-GAAP adjustments:
Contract settlement (1)	9	—	—	9
Acquisition, integration and severance costs (2)	—	—	21	21
Purchase accounting amortization (3)	—	—	215	215
Adjusted combined operating income (loss)	1,402	878	(250)	2,030
FIS depreciation and amortization from continuing operations	214	133	64	411
Historical SunGard depreciation and amortization from continuing operations, as adjusted (4)	$29	$120	$34	183
Adjusted combined EBITDA	$1,645	$1,131	$(152)	$2,624

Non-GAAP combined operating margin	33.2%	20.9%	N/M	22.0%

Adjusted combined EBITDA margin	39.0%	26.9%	N/M	28.5%

(1)	See note (4) to Exhibit C.

(2)	See note (2) to Exhibit C.

(3)	See note (6) to Exhibit C.

(4)	See note (5) to Exhibit C.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP to Non-GAAP Adjusted Combined Operating Income (Unaudited)
(in millions)

Exhibit C

	Three months ended March 31, 2015
	As	As				Acquisition			Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Integration &	Global		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Severance (2)	Restructure (3)	Subtotal	Amortization (6)	Combined
Processing and services revenue,	$1,555	$671	$(5)	(a)	$2,221	$—	$—	$2,221	$—	$2,221
Expenses:
Cost of revenues	1,070	404	(18)	(a)(c)	1,456	—	—	1,456	(50)	1,406
Selling, general and administrative expenses	270	152	—		422	(12)	(45)	365	—	365
Total expenses	1,340	556	(18)		1,878	(12)	(45)	1,821	(50)	1,771
Operating income	$215	$115	$13		$343	$12	$45	$400	$50	$450

	Three months ended June 30, 2015
	As	As				Acquisition		Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,587	$687	$(5)	(a)	$2,269	$—	$2,269	$—	$2,269
Expenses:
Cost of revenues	1,069	418	(18)	(a)(c)	1,469	—	1,469	(50)	1,419
Selling, general and administrative expenses	231	161	(9)	(b)	383	(11)	372	—	372
Total expenses	1,300	579	(27)		1,852	(11)	1,841	(50)	1,791
Operating income	$287	$108	$22		$417	$11	$428	$50	$478

	Three months ended September 30, 2015
	As	As				Acquisition		Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,579	$702	$(6)	(a)	$2,275	$—	$2,275	$—	$2,275
Expenses:
Cost of revenues	1,021	419	(23)	(a)(c)	1,417	—	1,417	(50)	1,367
Selling, general and administrative expenses	220	163	(9)	(b)	374	(36)	338	—	338
Total expenses	1,241	582	(32)		1,791	(36)	1,755	(50)	1,705
Operating income	$338	$120	$26		$484	$36	$520	$50	$570

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP to Non-GAAP Adjusted Combined Operating Income (Unaudited)
(in millions)

Exhibit C (continued)

	Three months ended December 31, 2015
					Acquisition
	As				Deferred	Acquisition		Purchase	Non-GAAP
	Reported	Historical	SunGard	Adjusted	Revenue	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments	Combined	Adjustment (1)	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,875	$445	$—	$2,320	$48	$—	$2,368	$—	$2,368
Expenses:
Cost of revenues	1,233	254	—	1,487	—	—	1,487	(88)	1,399
Selling, general and administrative expenses	383	107	—	490	—	(112)	378	—	378
Total expenses	1,616	361	—	1,977	—	(112)	1,865	(88)	1,777
Operating income	$259	$84	$—	$343	$48	$112	$503	$88	$591

	Year ended December 31, 2015
						Acquisition
	As					Deferred	Acquisition			Purchase	Non-GAAP
	Reported	Historical	SunGard		Adjusted	Revenue	Integration &	Global		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Adjustment (1)	Severance (2)	Restructure (3)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$6,596	$2,505	$(16)	(a)	$9,085	$48	$—	$—	$9,133	$—	$9,133
Expenses:
Cost of revenues	4,393	1,495	(59)	(a)(c)	5,829	—	—	—	5,829	(238)	5,591
Selling, general and administrative expenses	1,104	583	(18)	(b)	1,669	—	(171)	(45)	1,453	—	1,453
Total expenses	5,497	2,078	(77)		7,498	—	(171)	(45)	7,282	(238)	7,044
Operating income	$1,099	$427	$61		$1,587	$48	$171	$45	$1,851	$238	$2,089

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP to Non-GAAP Adjusted Combined Operating Income (Unaudited)
(in millions)

Exhibit C (continued)

	Three months ended March 31, 2014

	As	As						Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Contract		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Settlement (4)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,520	$653	$(4)	(a)	$2,169	$9	$2,178	$—	$2,178
Expenses:
Cost of revenues	1,044	433	(20)	(a)(c)	1,457	—	1,457	(55)	1,402
Selling, general and administrative expenses	190	170	(7)	(b)	353	—	353	—	353
Impairment charges	—	339	(339)	(c)	—	—	—	—	—
Total expenses	1,234	942	(366)		1,810	—	1,810	(55)	1,755
Operating income	$286	$(289)	$362		$359	$9	$368	$55	$423

	Three months ended June 30, 2014

	As	As				Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Amortization (6)	Combined
Processing and services revenue	$1,599	$673	$(6)	(a)	$2,266	$—	$2,266
Expenses:
Cost of revenues	1,092	434	(21)	(a)(c)	1,505	(54)	1,451
Selling, general and administrative expenses	197	162	(2)	(b)	357	—	357
Total expenses	1,289	596	(23)		1,862	(54)	1,808
Operating income	$310	$77	$17		$404	$54	$458

	Three months ended September 30, 2014

	As	As				Acquisition		Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,605	$691	$(7)	(a)	$2,289	$—	$2,289	$—	$2,289
Expenses:
Cost of revenues	1,074	425	(31)	(a)(b)(c)	1,468	—	1,468	(54)	1,414
Selling, general and administrative expenses	207	171	(9)	(b)	369	(7)	362	—	362
Total expenses	1,281	596	(40)		1,837	(7)	1,830	(54)	1,776
Operating income	$324	$95	$33		$452	$7	$459	$54	$513

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP to Non-GAAP Adjusted Combined Operating Income (Unaudited)
(in millions)

Exhibit C (continued)

	Three months ended December 31, 2014

	As	As				Acquisition		Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$1,689	$792	$(6)	(a)	$2,475	$—	$2,475	$—	$2,475
Expenses:
Cost of revenues	1,117	414	(19)	(a)(c)	1,512	—	1,512	(52)	1,460
Selling, general and administrative expenses	221	174	(2)	(b)	393	(14)	379	—	379
Total expenses	1,338	588	(21)		1,905	(14)	1,891	(52)	1,839
Operating income	$351	$204	$15		$570	$14	$584	$52	$636

	Year ended December 31, 2014

	As	As					Acquisition		Purchase	Non-GAAP
	Reported	Reported	SunGard		Adjusted	Contract	Integration &		Price	Adjusted
	FIS	SunGard	Adjustments		Combined	Settlement (4)	Severance (2)	Subtotal	Amortization (6)	Combined
Processing and services revenue	$6,413	$2,809	$(23)	(a)	$9,199	$9	$—	$9,208	$—	$9,208
Expenses:
Cost of revenues	4,327	1,706	(91)	(a)(b)(c)	5,942	—	—	5,942	(215)	5,727
Selling, general and administrative expenses	815	677	(20)	(b)	1,472	—	(21)	1,451	—	1,451
Impairment charges	—	339	(339)	(c)	—	—	—	—	—	—
Total expenses	5,142	2,722	(450)		7,414	—	(21)	7,393	(215)	7,178
Operating income	$1,271	$87	$427		$1,785	$9	$21	$1,815	$215	$2,030

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Notes to Unaudited GAAP to Non-GAAP Adjusted Combined Operating Income
(in millions)

This presentation is limited to revenues and expenses that comprise operating income. The unaudited adjusted combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited adjusted combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors. In addition, the adjusted combined financial information does not reflect the amortization of purchased intangible assets nor the acquisition deferred revenue adjustment as those impacts would be adjusted as described in footnote 5.

Items a - c below represent adjustments needed to combine the results of SunGard with FIS on an adjusted combined basis.

(a)	To eliminate the retail banking business which was divested by SunGard prior to the merger with FIS.

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2015	2015	2015	2015	2015
Processing and services revenue	$(5)	$(5)	$(6)	$—	$(16)
Cost of revenues	$(4)	$(4)	$(9)	$—	$(17)

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2014	2014	2014	2014	2014
Processing and services revenue	$(4)	$(6)	$(7)	$(6)	$(23)
Cost of revenues	$(4)	$(6)	$(6)	$(5)	$(21)

(b)
To eliminate management fees and severance from SunGard's results and to reclassify foreign currency gains and losses from operating income to Other Income (expense), net to conform with FIS classification.

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2015	2015	2015	2015	2015
Selling, general and administrative expenses	$—	$(9)	$(9)	$—	$(18)

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2014	2014	2014	2014	2014
Cost of revenues	$—	$—	$(11)	$—	$(11)
Selling, general and administrative expenses	$(7)	$(2)	$(9)	$(2)	$(20)

(c)	To eliminate the legacy SunGard purchase price amortization consistent with the description in footnote 5. The first quarter of 2014 includes a trademark impairment.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Notes to Unaudited GAAP to Non-GAAP Adjusted Combined Operating Income
(in millions)

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2015	2015	2015	2015	2015
Cost of revenues	$(14)	$(14)	$(14)	$—	$(42)

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2014	2014	2014	2014	2014
Cost of revenues	$(16)	$(15)	$(14)	$(14)	$(59)
Trademark impairment	$(339)	$—	$—	$—	$(339)

The combined impact of the items a - c above to Revenues, Expenses, and Operating income is summarized as follows:

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2015	2015	2015	2015	2015
Processing and services revenue	$(5)	$(5)	$(6)	$—	$(16)
Cost of revenues	(18)	(18)	(23)	—	(59)
Selling, general and administrative expenses	—	(9)	(9)	—	(18)
Operating income	$13	$22	$26	$—	$61

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year
	2014	2014	2014	2014	2014
Processing and services revenue	$(4)	$(6)	$(7)	$(6)	$(23)
Cost of revenues	(20)	(21)	(31)	(19)	(91)
Selling, general and administrative expenses	(7)	(2)	(9)	(2)	(20)
Trademark impairment	(339)	—	—	—	(339)
Operating income	$362	$17	$33	$15	$427

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Notes to Unaudited GAAP to Non-GAAP Adjusted Combined Operating Income
(in millions)

Items 1 — 6 represent FIS Non-GAAP adjustments to the adjusted combined historical results.

(1)
This item represents the impact of the purchase accounting adjustment to reduce SunGard's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by SunGard but was not recognized due to GAAP purchase accounting requirements.

(2)	This item represents non-recurring costs primarily related to integrations and severance activity from the SunGard acquisition.

(3)	Global Restructure represents severance costs incurred in connection with the reorganization and streamlining of operations in our Global Financial Solutions segment.

(4)
The revenue adjustment in this column represents a cash settlement for the extinguishment of certain contractual minimums with a reseller. Although the 2014 cash settlement has no contract performance obligation, revenue is amortized in this circumstance over the remaining relationship with the reseller.

(5)
The unaudited historical SunGard financial information, as adjusted, is presented for illustrative purposes only. The adjusted financial information excludes amortization of purchased intangible assets, as well as the impact from the acquisition deferred revenue adjustment arising from the SunGard Acquisition as those impacts would be eliminated in the preparation of adjusted combined information.

(6)
This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions including customer relationships, contract value, trademarks and tradenames, and non-compete agreements. Beginning with the November 2015 acquisition of SunGard, this column also includes the incremental amortization associated with purchase price adjustments to technology assets acquired. The allocation of purchase price for SunGard to assets and liabilities as of December 31, 2015 is provisional and may be adjusted in future periods. The financial statements will not be retrospectively adjusted for any adjustments to provisional amounts that occur in subsequent periods.  Rather, we will recognize any adjustments in the reporting period in which the adjustment is determined. We are also required to record, in the same period’s financial statements, the effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of any change to the provisional amounts, calculated as if the accounting had been completed at the acquisition date.